SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K



                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


                       Date of Report:  February 13, 2001


                                 PIZZA INN, INC.

             (Exact name of registrant as specified in its charter)



          MISSOURI                    0-12919                47-0654575
(State  or  other  jurisdiction    (Commission        (I.R.S.  Employer
of incorporation  or organization) File  Number)Identification  Number)


                   5050 QUORUM, SUITE 500, DALLAS, TEXAS 75240

               (Address of principal executive offices)(zip code)



      Telephone number of registrant, including area code:  (972) 701-9955




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ITEM  1.  AMENDMENT  TO  NOTICE  OF  ANNUAL  MEETING  OF  SHAREHOLDERS.

     In the Notice of Annual Meeting of Shareholders distributed by Pizza Inn, Inc. ("Company") to its shareholders for the Annual Meeting of Shareholders held on December 13, 2000, the bonus figure for C. Jeffery Rogers in the Summary Compensation Table on page 8 for the fiscal year 2000 should read $550,000, not $662,500.




                                   SIGNATURES


     Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                              PIZZA  INN,  INC.


                              By:/s/Ronald W. Parker, President
                 Ronald  W.  Parker,  President

Date:  February  13,  2001